U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 26, 2003

                              EAGLE BROADBAND, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                      TEXAS
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)

        0-20011                                         76-0494995
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
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           (Address of principal executive offices including zip code)

                                 (281) 538-6000
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              (Registrant's telephone number, including area code)

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ITEM 5. REGULATION FD DISCLOSURE

Eagle Broadband, Inc., conducted a shareholders conference call to announce a $10 million round of financing from Aggregate Networks, LLC, and the naming of Dave Weisman as chief executive officer of Eagle Broadband. This transaction is awaiting approval by the American Stock Exchange.

Exhibits:
   99.1  Eagle Broadband News Release dated August 26, 2003.
   99.2  Conference Call Audio


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EAGLE BROADBAND, INC.


                                                       /s/_H._Dean_Cubley_______
                                                       Dr. H. Dean Cubley
                                                       Chairman and CEO

DATE:  August 26, 2003